SUMMARY PROSPECTUS April 30, 2010	Calvert Market Index Variable Strategies Calvert VP Portfolios	Calvert Investments A UNIFI Company
CALVERT VP BALANCED INDEX PORTFOLIO (formerly named Summit Balanced Index Portfolio)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated April 30, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Portfolio seeks investment results, with respect to approximately 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to approximately 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Capital Index").

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a "Policy") through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.40%
Other expenses	0.52%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.93%
Less fee waiver and/or expense reimbursement [1]	(0.32%)
Net expenses	0.61%

1  The investment advisor, Calvert Asset Management Company, Inc. ("Calvert"), has agreed to contractually limit direct net annual fund operating expenses to 0.60% through April 30, 2011. The Board of Directors of the Portfolio may terminate the Portfolio's expense cap only for the contractual period after December 12, 2010.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Portfolio for the time periods indicated;
  your investment has a 5% return each year;
  the Portfolio's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$264	$483	$1,114

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 53% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities or other liquid assets as collateral), and Standard & Poor's Depositary Receipts® ("SPDRs®") designed to track the S&P 500 Index, and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Barclays Capital Index.

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 large capitalization common stocks of U.S. companies that aims to include the top 75% of the value of the domestic equity markets. As of December 31, 2009, the market capitalization of the S&P 500 Index companies ranged from $1.1 billion to $323.7 billion. The S&P 500 Index is capitalization-weighted, meaning that companies whose securities have larger market capitalizations will contribute more to the Index's value than companies whose securities have smaller market capitalizations.

The Barclays Capital Index is an unmanaged index of 8,373 U.S. Treasury, Government-Related, Mortgage-Backed and Investment Grade Corporate and Securitized fixed income securities with a total market value of $13.6 trillion as of December 31, 2009. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the Barclays Capital Index. As of December 31, 2009, the average maturity of the securities in the Barclays Capital Index was 6.84 years, the average coupon was 4.68% and the modified duration was 4.57 years. The Barclays Capital Index includes all "index-eligible" securities that meet minimum par amounts outstanding.

The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Portfolio's assets.

The Portfolio may invest up to 5% of its assets in each of SPDRs® and Barclays Capital iShares® or other investment companies that provide the same exposure to these indices. SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index. Barclays Capital iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that comprise the Barclays Capital Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index or the securities represented in the Barclays Capital Index. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio's assets as is practical in stocks included among the S&P 500 Index, securities represented in the Barclays Capital Index, and futures contracts and related options under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual securities in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market or the S&P 500 Index may fall in value, causing prices of stocks held by the Portfolio to fall.

Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track a target index as closely as possible, will not be able to match the performance of the index exactly.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Bond Market Risk. The market prices of bonds held by the Portfolio may fall.

Credit Risk. There is a chance that the issuer of a fixed-income security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company's fees and expenses as well as their share of the Portfolio's fees and expenses.

Futures and Options Risk. Using futures and options may increase the Portfolio's volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative's value do not correspond to changes in the value of the Portfolio's other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time with that of the Portfolio's current index, its prior index and an average.

In December 2009 the Portfolio changed its broad-based benchmark to the S&P 500 Index from the Summit Balanced Composite Benchmark (the "Balanced Composite Benchmark"), 60% of which is comprised of the S&P 500 Index and 40% of which is comprised of the Barclays Capital U.S. Aggregate Bond Index, in order to adopt an index that is not blended. The Portfolio also continues to show the Balanced Composite Benchmark (created by the Advisor) because it is more consistent with the portfolio construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Year-by-Year Total Return

Best Quarter (of periods shown)	Q3 '09	10.53%
Worst Quarter (of periods shown)	Q4 '08	-11.55%

Average Annual Total Returns (as of 12-31-09)	1 year	5 years	10 years
Calvert VP Balanced Index Portfolio	18.41%	2.61%	1.89%
S&P 500 Index (reflects no deduction for fees or expenses)	26.46%	0.42%	-0.95%
Balanced Composite Benchmark	18.25%	2.24%	1.96%
Lipper VA Mixed-Asset Target Allocation Moderate Funds Average	22.38%	1.52%	1.84%

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Summit Investment Partners, Inc. ("Summit")
Portfolio Manager Name	Title	Length of Time Managing Portfolio
Gary R. Rodmaker, CFA	Managing Director	Since May 1999
D. Scott Keller, CFA	Portfolio Manager	Since April 2006
Kevin L. Keene	Analyst	Since June 2009

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio currently are sold only to participating insurance companies (the "Insurance Companies") for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio's net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner's interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

TAX INFORMATION

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information concerning the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND
THEIR AFFILIATES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file:
No. 811-04000 (Calvert Variable Products, Inc.)